PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT ISSUED BY
                         PHOENIX LIFE INSURANCE COMPANY

   PHL VARIABLE ACCUMULATION ACCOUNT ISSUED BY PHL VARIABLE INSURANCE COMPANY



             SUPPLEMENT TO PROSPECTUSES DATED MAY 1 AND JUNE 2, 2003

                           -------------------------

THE FOLLOWING REPLACES THE FIRST SENTENCE OF THE SECTION TITLED "RIDER FEE" UNDER THE DESCRIPTION OF THE GUARANTEED MINIMUM BENEFIT RIDER ("GMIB"):

RIDER FEE
     For contracts issued before September 8, 2003, the fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. For contracts issued on or after September 8, 2003, and subject to state insurance department approval, the fee for this rider is equal to 0.60% multiplied by the guaranteed annuitization value on the date the rider fee is deducted.

THE FOLLOWING IS ADDED AS THE FIRST SENTENCE OF THE SECTION TITLED "TERMINATION OF THIS RIDER" UNDER THE DESCRIPTION OF THE GUARANTEED MINIMUM BENEFIT RIDER ("GMIB"):

TERMINATION OF THIS RIDER
     You may not terminate this rider by request.

Date: August 14, 2003          Please keep this supplement for future reference.




TF833